EXHIBIT 23(b)



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use of our report dated March 10, 1995 relating to the financial statements of Morgan Medical Holdings, Inc. included in the Registration Statement on Form S-4 and to the reference to our firm under the caption "Experts" in the Joint Proxy Statement.



                                   /s/ Garcia & Ortiz, P.A.

                                   GARCIA & ORTIZ, P.A.



Tampa, Florida
August 7, 1995